SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 1, 2004


                                SPECTRASITE, INC.
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             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
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         (State or other jurisdiction of incorporation or organization)


                001-31769                                56-2027322
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         (Commission File Number)        (I.R.S. Employer Identification Number)


400 Regency Forest Drive, Cary, North Carolina             27511
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    (Address of principal executive offices)             (Zip Code)


                                 (919) 468-0112
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              (Registrant's telephone number, including area code)


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ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective as of November 1, 2004, SpectraSite, Inc. (the "Registrant") entered into an employment agreement with Mark A. Slaven defining the terms of his employment with the Registrant as Chief Financial Officer. The initial term of Mr. Slaven's employment agreement is three years, with automatic one-year renewals unless either party gives written notice of nonrenewal at least six months prior to the end of the term. Mr. Slaven's annual base salary is $300,000. Mr. Slaven is eligible to receive an annual bonus in an amount not less than 75% of his base salary (pro rated with respect to the 2004 fiscal year) in the event that the Registrant achieves certain annual financial targets established by the Registrant's Board of Directors.

         If Mr. Slaven's employment is terminated as a result of his death or disability, or is terminated by the Registrant without cause, or if he resigns without good reason during the thirteenth month following a change in control, he will be entitled to receive continued salary, average annual bonus and benefits for a period of 24 months following the termination, provided that this period shall be extended to 36 months if he is terminated by the Registrant without cause or if he resigns with good reason during the 24-month period following a change in control.

         For this purpose, a change of control occurs upon (i) the acquisition of more than 35% of the total combined voting power of the Registrant's outstanding securities; (ii) a change in the composition of the Registrant's Board of Directors during any two-year period that results in the current directors (or those directors approved by the Board of Directors) ceasing to constitute a majority of the directors; (iii) the Registrant's merger or consolidation with another entity unless the Registrant's outstanding voting securities are exchanged for consideration including securities representing a majority of the voting power of the surviving corporation; or (iv) a sale of all or substantially all of the Registrant's assets.

         Mr. Slaven has agreed that for a period of 24 months following the termination of his employment with the Registrant he generally will not:

    o engage in, or own any interest in or perform any services for any business which engages in, competition with the Registrant;

    o solicit the Registrant's management employees or otherwise interfere with the employment relationship between the Registrant and the Registrant's employees; or

    o hire, engage or in any manner be associated with any supplier, contractor or entity with a business relationship with the Registrant, if such action would have a material adverse effect on the Registrant.

         A copy of Mr. Slaven's employment agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         In connection with his employment agreement, Mr. Slaven was granted options under the Registrant's 2003 Equity Incentive Plan to purchase 50,000 shares of the Registrant's common stock. The per share exercise price of these stock options shall be the closing price of the Registrant's common stock on November 1, 2004. These stock options shall vest on the earlier of November 1, 2005 or the day immediately prior to the effective date of any new accounting rule or policy that would require an accounting charge by the Registrant with respect to such stock options. In the event that Mr. Slaven's employment is terminated by the Registrant without

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cause, or on account of death or disability or by Mr. Slaven for good reason, any unvested portion of such stock options shall become fully vested and exercisable as of the date of such termination. In the event that a change in control of the Registrant occurs, any unvested portion of such stock options shall become fully vested and exercisable as of the date immediately prior to such change in control.

         A copy of Mr. Slaven's Stock Option Agreement is attached as Exhibit
10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

         Effective on November 1, 2004, the Registrant appointed Mr. Slaven to serve as the Registrant's Chief Financial Officer. The terms of Mr. Slaven's employment agreement are set forth above under Item 1.01 and are incorporated herein by reference.

         Mr. Slaven is 48 years old. Prior to joining the Registrant, Mr. Slaven served as 3Com Corporation's Executive Vice President, Finance and Chief Financial Officer from March 2003 to June 2004 and 3Com's Senior Vice President, Finance and Chief Financial Officer from June 2002 to March 2003. Prior to his appointment to this role, Mr. Slaven served as 3Com's Vice President of Treasury, Tax, Trade and Investor Relations. Prior to that time, Mr. Slaven had been 3Com's Vice President and Treasurer since August 2000. From June 1997 until August 2000, Mr. Slaven served as 3Com's Vice President of Finance for Supply Chain Operations. Prior to U.S. Robotics' acquisition by 3Com in 1997, Mr. Slaven was U.S. Robotics' Vice President of Finance for its manufacturing division. Before joining U.S. Robotics, Mr. Slaven was Chief Financial Officer of the personal printer division and various other divisions at Lexmark International Inc.

         In addition to any other compensation items set forth in Item 1.01, Mr. Slaven shall receive reimbursement of certain moving expenses in accordance with the Registrant's standard policy with respect to its senior executives. Other than the Employment Agreement and Stock Option Agreement referenced in Item 1.01, since the beginning of the Registrant's last fiscal year, there have been no transactions between Mr. Slaven or any member of his family and the Registrant.

         In connection with Mr. Slaven's appointment as the Registrant's Chief Financial Officer, effective on November 1, 2004, Steven C. Lilly and Gabriela Gonzalez shall no longer serve as interim Co-Chief Financial Officers of the Registrant. Mr. Lilly shall remain the Registrant's Vice President - Finance and Treasurer, and Ms. Gonzalez shall remain the Registrant's Senior Vice President and Controller.

ITEM 7.01.  REGULATION FD DISCLOSURE

         On November 1, 2004, the Registrant issued a press release announcing Mr. Slaven's appointment as the Registrant's Chief Financial Officer. A copy of such press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information furnished in this report pursuant to this Item 7.01 shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.


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ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

       (a)    Exhibits.

              EXHIBIT NO.       DESCRIPTION
              -----------       -----------

               10.1 Employment Agreement dated as of November 1, 2004, by and between the Registrant and Mark A. Slaven

               10.2 Stock Option Agreement dated as of November 1, 2004, by and between the Registrant and Mark A. Slaven

               99.1             Press Release dated November 1, 2004




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SPECTRASITE, INC.


Date:  November 1, 2004                     By: /s/ John H. Lynch
                                                ------------------------------
                                                Name:  John H. Lynch
                                                Title: Vice-President, General
                                                       Counsel and Secretary


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                                  EXHIBIT INDEX


10.1 Employment Agreement dated as of November 1, 2004, by and between SpectraSite, Inc. and Mark A. Slaven


10.2 Stock Option Agreement dated as of November 1, 2004, by and between SpectraSite, Inc. and Mark A. Slaven


99.1     Press Release dated November 1, 2004